UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2008

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road, Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Effective March 31, 2008, Peter W. Calamari, a director of the Company designated by Vestar Capital Partners (Vestar), resigned his position as a director of the Company. Mr. Calamari did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Mr. Calamari was replaced by Brian P. O’Connor, effective April 3, 2008. Mr. O’Connor has also been named to the Company’s audit committee. In August 2000, Mr. O’Connor joined Vestar and most recently has served there as Vice President since December 2006. Prior to joining Vestar, Mr. O’Connor was a member of the Merchant Banking group at Donaldson, Lufkin & Jenrette from August 1998 to June 2000.

Pursuant to the Stockholders Agreement dated February 27, 2004 by and among the Company, Solo Cup Investment Corporation (SCIC), Vestar and other parties (filed as exhibit 10.18 to the Company’s Registration Statement on Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), Vestar may designate six directors of the Company. In addition to Mr. O’Connor, Vestar’s other designated directors are Kevin A. Mundt, Chairman of the Company’s Board of Directors, Neil Harrison, Daniel S. O’Connell, Stephen E. Macadam and Jeffrey W. Long. Pursuant to the Management Agreement dated February 27, 2004 by and among the Company, SCIC and Vestar (filed as exhibit 10.16 to the Company’s Registration Statement on Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), the Company pays Vestar an $800,000 annual advisory and management fee, plus reimbursement of its expenses. On December 22, 2006, the Company’s Credit Agreement dated February 27, 2004, (the “Credit Agreement”) (filed as Exhibit 10.15 to the Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), was amended to, among other things, provide that beginning in 2007, payment to Vestar for annual advisory and management services it performs during and after fiscal year 2007, may only be made when the Company achieves certain financial covenants contained in the Credit Agreement. As of December 30, 2007, the Company has accrued $800,000 for such advisory fees that are earned but not yet paid pursuant to the foregoing. The amendment to the Credit Agreement was disclosed and is qualified in its entirety by reference to the complete text of each amendment filed as Exhibit 99.1 to the Company’s Form 8-K dated December 22, 2006 and filed December 29, 2006, [SEC File No. 333-116843].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Robert D. Koney, Jr.
Robert D. Koney, Jr.
Chief Financial Officer and Executive Vice President

Date: April 4, 2008

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